Exhibit 10.16

                             [LOGO]
              THE READER'S DIGEST ASSOCIATION, INC.


            SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENT

Kenneth Y. Tomlinson of 11 Apple Tree Close, Chappaqua, NY  10514

(hereinafter  referred  to as the "Employee")  and  The  Reader's

Digest  Association,  Inc.,  a  Delaware  corporation  with   its

headquarters at New Castle, New York (hereinafter referred to  as the "Company") hereby agree as follows:



      1.   Subject to fulfillment of the terms and conditions set

forth  in  this Agreement, the Company shall pay the Employee,  a supplemental retirement benefit of $73,000 per year for 15  years commencing  at his normal retirement date.  If he retires  early,

the  Employee  may  elect to commence benefit  payments  at  that earlier  date  which in no event shall be prior to attainment  of age  55.  In the event of such election for earlier payment,  the

Employee's supplemental retirement benefit will be reduced at the rate  of 3% for each year by which the payment commencement  date precedes his normal retirement age.

     2.   The Employee agrees to fund his supplemental retirement

benefit through the voluntary and irrevocable reduction in future earned  compensation or by other payment in the amount of $62,595

(1x)  to be made in five or, if the employee elects, fewer annual installments computed to be of equivalent value.

           In the event that the Employee has elected to fund his

benefit by reduction of future bonus payments and any such  bonus is  not  paid  or  is  insufficient to meet that  year's  payment schedule  contemplated by this Agreement, the Employee  shall  be permitted  to  make  or  complete his annual  payment  amount  by entering into a salary reduction agreement with the Company or by otherwise  contributing the necessary funds to  the  Company  not later than December 31 of that year or by such other date as  the

Company  in its sole discretion shall determine.  The  method  of funding  his benefit is reflected on Schedule A attached to  this

Agreement and made a part hereof.

      3.    Upon the completion of all installments described  in

paragraph  2 above, and provided the Employee is not in violation of  the  provisions  of  paragraph  4  below,  or  has  not  been discharged  for  cause  as provided in  paragraph  5  below,  the

Employee  shall  be  fully vested in his supplemental  retirement benefit.

      4.    The  Employee agrees that he will at no time disclose

directly   or   indirectly  any  secret  or  other   confidential

information of the Company to any competitor or to any person not expressly authorized by the Company to receive such information.

      5.    If  the  Employee's employment with  the  Company  is

involuntarily  terminated for cause, or if  the  Employee  is  in violation  of  the provision of paragraph 4 above,  the  Employee shall  forfeit all the rights and benefits of this Agreement  and shall  receive  within  90  days of the event  constituting  such forfeiture,  the total amount deferred or paid theretofore  under this  Agreement with interest compounded annually at the rate  of

8%.

           For the purposes of this Agreement, cause shall mean a

discharge  from employment occurring by reason of the  Employee's embezzlement, proven dishonesty, fraud, conviction  of  felonious or other charge involving moral turpitude, improper communication of  confidential information obtained in the course of employment with  the  Company,  willful failure or refusal  to  perform  the

Employee's duties and responsibilities, or conspiracy against the

Company.

      6.    If the Employee shall die after having commenced  the

payments required in paragraph 2 above but before he has received

any   installments  of  his  supplemental  income  benefit  under paragraph  1  above,  his  beneficiary shall  become  immediately vested in a survivor's income benefit as described in Schedule  A attached  hereto  and the Company shall pay the  benefit  to  his beneficiary in such manner as the beneficiary, with the Company's consent, shall elect.

       7.    If  the  Employee  fails  to  complete  all  payment

installments required under paragraph 2 above, whether because of his  disability,  departure from the Company  or  for  any  other reason, excluding only death in active service, the Company shall pay  him, not later than March 31 of the year following the  year in  which  such failure to complete payment occurred,  the  total amounts  deferred or paid theretofore under this  Agreement  with interest compounded annually at 8%.

      8.   If the Employee shall die after the benefits described

in  paragraph 1 have commenced but before all annual installments have  been  made,  the  unpaid  balance  shall  be  paid  to  his beneficiary in such manner as the beneficiary, with the Company's consent, may elect.

      9.    Upon  application by the Employee to the Compensation

Committee  of the Company's Board of Directors, and provided  the

Employee  is  then  fully  vested in his supplemental  retirement benefit,  the  Committee  may,  in  its  sole  discretion,  allow distribution to the Employee of all or part of the benefit, which shall  not  in any event exceed the then projected value  of  the benefit,  prior to the agreed upon commencement date for benefits under  paragraph  1  above.  Any amount so distributed  shall  be limited  to  that which is necessary to relieve the  hardship  or meet  the  financial emergency which triggered  the  application.

Any  distribution  made  under  this  paragraph  shall  cause   a

reduction in equivalent value to the benefits thereafter  payable under  this Agreement and a revised Schedule A shall be  prepared and attached hereto.

      10.   The Company may own a policy or policies of permanent

cash  value life insurance on the life of the Employee,  and  the

Company  shall  be  the sole owner and beneficiary  of  any  such

policies.   The Employee agrees to cooperate with the Company  in

the  application process for any such insurance.  If the  Company

shall  acquire  an  insurance  policy  or  any  other  asset   in

connection  with  its  obligation under  this  Agreement,  it  is expressly understood and agreed that neither the Employee nor any beneficiary  or  successor to the interest of the Employee  shall have  any right to, or claim against, such policy or other asset.

Such  policy  or asset shall not be deemed to be held  under  any trust  for  the  benefit  of  the  Employee,  his  beneficiaries,

successors  or  assigns, or to be held in any way  as  collateral security  for the fulfillment of the obligations of  the  Company under this Agreement but shall be and remain a general, unpledged asset of the Company.

      11.   The  Employee shall have the right  to  designate  in

writing  his  beneficiary or beneficiaries under this  Agreement.

Such  designation shall not be effective unless  filed  with  the

Company.   The  Employee  shall have  the  right  to  change  his

beneficiary  and to name successive or contingent  beneficiaries.

If  there is no effective designation of a beneficiary on file at the  time  of  the  Employee's death, any death  benefit  payable hereunder shall be paid to the Employee's spouse, if any, and  if none,  to his children, if any, in equal shares, and if none,  to

his   personal  representatives.   For  all  purposes   of   this

Agreement,  such  person  shall be  treated  as  the  beneficiary hereunder.

      12.   It is expressly agreed that nothing contained in this

Agreement shall be construed as giving an Employee the  right  to be  retained in the employ of the Company, or as restricting  the right  of the Company or the Employee to terminate the employment relationship for any reason.

     13.  This Agreement shall bind and run to the benefit of the successors  and assigns of the Company, including any corporation or other form of business organization with which it may merge or consolidate, or to which it may transfer substantially all of its assets.

      14.   The rights of the Employee under this Agreement shall

not   be  anticipated,  alienated,  assigned,  hypothecated,   or

otherwise transferred in any manner.

       15.    The  validity,  construction,  interpretation   and

administration  of this Agreement shall be determined  solely  in accordance with the laws of the State of New York.



      IN  WITNESS WHEREOF, said Employee has hereunto signed  his name and the Company has caused this instrument to be executed in its  name and on its behalf by its duly authorized officer as  of the 23 day of August, 1988.



Witnesseth:

Katherine G. Pasquale         Kenneth Y. Tomlinson
Katherine G. Pasquale         Kenneth Y. Tomlinson
                              Employee

Virginia Bress                Joseph M. Grecky
Virginia Bress                Joseph M. Grecky
                              For The Reader's Digest Association, Inc.